Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
• Nationwide VLI Separate Account - 4
• Nationwide VL Separate Account - C

Prospectus supplement dated September 29, 2006 to
Prospectus dated May 1, 2006

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying mutual funds as investment options under your policy. Effective October 2, 2006, these investment options will change names as indicated below.

OLD NAME	NEW NAME
FAM Series Funds, Inc. - Mercury International Index Portfolio: Class II	BlackRock International Index Portfolio: Class II
FAM Variable Series Funds, Inc. - Mercury Large Cap Core V.I. Fund: Class II	BlackRock Large Cap Core V.I. Fund: Class II